UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2016

Item 1. Report to Shareholders

New Asia Fund	April 30, 2016

The views and opinions in this report were current as of April 30, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Asian markets declined in the past six months as continued evidence of slowing growth in China weighed on the region. China-focused worries prevailed at the start of our reporting period as investors fixated on the country’s weakening currency, rising capital outflows, and confusing policy direction. However, sentiment reversed course mid-period as China stepped up efforts to cushion its economy, global oil prices stabilized, and global central banks maintained accommodative policies. Asian markets surged in the last three months, but the gains were outweighed by the hefty declines racked up in the period’s first half. In this volatile backdrop, the New Asia Fund declined but outperformed its benchmark in the first half of its fiscal year.

The New Asia Fund returned -1.67% for the six months ended April 30, 2016, compared with the -2.92% return of its benchmark, the MSCI All Country Asia ex Japan Index. It underperformed its Lipper peer group average. Stock selection in China contributed the most to relative returns, a testament to our effective stock picking given that China’s market was the worst performer for the period. Stock selection in Taiwan and South Korea also added value, though both markets declined over the last six months. On the other hand, Malaysia was the chief detractor from relative returns. The fund had zero exposure to Malaysia, which hurt us as Malaysia’s market rallied, driven by a resurgent currency that plunged roughly 19% against the dollar in 2015. Our positioning in Indonesia and Thailand also detracted from relative performance.

Information technology (IT) and consumption-driven sectors remain our preferred areas of investment. IT remains the largest sector on an absolute and relative basis due to our positions in several Asian Internet and technology components companies. We kept longstanding overweights in consumer discretionary and consumer staples for their exposure to a growing middle class and rising real wages. Conversely, we stayed underweight in telecommunication services and financials, and had zero exposure to energy. Our country allocations stayed broadly unchanged. Hong Kong, India, and the Philippines remain our top overweight markets. On the other hand, we stayed underweight in South Korea and Taiwan, in addition to having no exposure to Malaysia.

Our outlook for Asia is more constructive than it has been for several years thanks to signs of improving corporate performance. We do not anticipate an abrupt and severe slowdown in China, though we believe that its economy will continue to slow over the next few years and impact the growth rate of other Asian economies with a high level of exposure to the country. We have started to see evidence that many companies are adjusting their way of doing business in this new environment to improve their bottom line. Valuations in our asset class are more reasonable relative to their long-term history and the rest of the world, and we are seeing good opportunities within our investment universe. We have taken advantage of periods of stock market volatility to add to positions in our preferred companies at lower prices and to reduce positions in names that we thought were fully valued.

MARKET ENVIRONMENT

Asian stock markets slumped in the first half of our reporting period amid worries about China’s impact on the global economy, a steep downturn in oil and other commodities, and the Fed’s first interest rate hike in nine years last December. A faster-than-expected pace of depreciation in China’s currency alarmed investors by raising the prospect of competitive devaluations across the region. Starting in February, however, sentiment turned as Chinese officials took more forceful steps to stabilize the economy and currency. New stimulus measures implemented in Europe and Japan early this year, followed by a diminished rate hike outlook from the Fed in March, revived risk appetite. Most Asian currencies rebounded after posting double-digit losses against the dollar last year, reflecting investors’ newfound enthusiasm.

Losses in China and India weighed on Asian markets over the period. Chinese shares sank more than 9% as investors fretted about the government’s ability to manage a slowing economy and stem a rising tide of capital outflows. Indian stocks posted a smaller decline amid mixed signals in its economy. Southeast Asian stocks rose, led by double-digit gains in Indonesia and Malaysia, two of Asia’s worst performers in 2015. Among developed markets, Taiwan and South Korea declined, while Singapore edged higher.

PORTFOLIO REVIEW

Developed Asia (Hong Kong, Singapore, South Korea, and Taiwan)
Our developed Asia holdings are typically global industry leaders based in the region and represent some of your fund’s biggest holdings. These names include life insurer AIA Group, contract chipmaker Taiwan Semiconductor Manufacturing Co. (TSMC), and smartphone maker Samsung Electronics, all of which rank among our top 10 positions, as seen in the Twenty-Five Largest Holdings on page 10. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our Taiwan holdings lifted performance, led by TSMC, the fund’s top contributor to absolute returns. We recently reduced our position in the company, though it remains a core holding. Despite a longstanding underweight to Taiwan, we have found many small to mid-size technology companies that have impressed us with their strong innovation, superior technological capabilities, quality management, and, in many cases, attractive dividend yield. We started positions in Catcher Technology, which makes metal casings for Apple’s iPhone, and in Realtek Semiconductor, which makes chips enabling wireless Internet connectivity that are used in a growing number of applications.

Several key trades in developed Asian stocks were in the financials sector. We eliminated a position in Singaporean lender United Overseas Bank and reduced a position in UK bank HSBC. Both banks stand to benefit from rising U.S. rates, but the slower-than-expected pace of rate increases in the U.S. has made our rationale for holding them less compelling. Additionally, each bank continues to struggle to revive growth amid tough conditions in Hong Kong and Singapore. We initiated a position in UK-listed emerging markets bank Standard Chartered, whose shares have slumped over the past year because of legacy problems related to its exposure to commodities and excess capacity in some Asian markets. Standard Chartered named a new chief executive last year, and the new management team is intent on lifting the bank’s return on equity. We believe that it has greater upside potential than its peers.

Southeast Asia (Thailand, Malaysia, Philippines, and Indonesia)
Our positioning in Southeast Asia detracted from performance largely because of our underweight allocations in Malaysia and Indonesia, the most commodity-exposed economies in the region. While this year’s commodities rebound lifted the currencies and stock markets of both countries, we believe that commodities prices will remain fairly depressed longer term and continue to weigh on their respective economies. Malaysia is a heavy exporter of oil, natural gas, and palm oil, but falling prices for all three have weakened the government’s finances and its ability to increase investment spending to spur growth. Furthermore, Malaysia’s ruling party is mired in a long-running corruption scandal involving the prime minister’s handling of a controversial state investment fund, which has diminished our confidence in the country’s governance. We eliminated our Malaysia exposure last year, and a recent trip to the country failed to unearth any compelling new opportunities.

Our outlook is more positive in Indonesia, where economic growth has picked up and the political situation appears more stable. Still, we remain concerned about Indonesia’s commodity-dependent economy and believe that valuations there are expensive relative to other Asian markets. We eliminated positions in Bank Rakyat Indonesia and TV broadcaster Surya Citra Media after good performance in each but refrained from adding any new positions. We remain overweight in the Philippines, one of Asia’s few economic success stories in recent years. A booming global call center industry and significant sums of cash sent home by overseas workers have driven strong growth in the Philippines, producing a virtuous cycle of income growth, rising consumption, and increased property sales, which in turn have fueled private investment and jobs creation. We have positions in lender BDO Unibank and developer Ayala Land, reflecting our preference for consumer-driven areas of the economy.

China and India
Stock selection in China contributed the most to relative outperformance, a testament to the insightful analysis of our research team and our disciplined selection process. Internet leader Tencent, education provider TAL Education, and Apple supplier AAC Technologies produced solid returns and ranked among the fund’s top absolute contributors. Our underweight allocation to China, particularly in the financials sector, also helped relative performance.

We favor businesses exposed to domestic consumption, particularly Internet and consumer staples names, and have found many companies that are experiencing good growth even as the broader economy slows. We started a position in paper products company Hengan International, which is benefiting from Chinese consumers’ growing demand for higher-quality products, in this case napkins, tissues, and diapers. We also initiated TravelSky Technology, a state-owned company whose technology allows travel agents in China to plug into airlines’ IT systems and access their available flight inventory. Because TravelSky makes money from airlines on every passenger booking, it is a highly cash-generative business that stands to profit from rising air travel in China—another consumer-driven trend showing strong growth.

Significant sales included eliminating Homeinns Hotel, a U.S.-listed budget hotel chain in China that was acquired by a rival hotel group for a large premium last year. We also eliminated our position in China Cinda Asset Management, a government-owned company created to clean up bad debts from domestic banks and other troubled companies. We believed that Cinda represented a positive way to invest in China’s nonperforming loans but were disappointed after management made a costly acquisition that raised corporate governance concerns.

Our India exposure rose over the period as we took advantage of stock price declines resulting from weak corporate earnings and a lack of economic reform following Prime Minister Narendra Modi’s landslide victory in 2014. Since Modi assumed power two years ago, corporate earnings have disappointed every quarter and much-anticipated “big bang” economic reforms have not materialized, causing foreign investors to sell down Indian stocks. We remain optimistic about India’s longer-term potential, however, and added to our preferred holdings, including drugmaker Dr. Reddy’s Laboratories, ICICI Bank, and consumer products company ITC.

OUTLOOK

Our outlook for Asia has grown more positive in recent months. Despite our projections for below-potential growth in a few countries and heightened stock market volatility in the near term, several factors underpin our optimism about the region. Valuations in Asia have fallen to relatively attractive levels compared with the broader global equity market, offering a good buying opportunity for high-quality companies. The past year’s global commodities downturn has delivered a windfall for India and other energy importers, though it has proved hurtful for some resource-driven countries. Finally, most Asian countries have made good progress toward rebalancing their economies since the 2013 “taper tantrum” exposed weak spots across the developing world. India and Indonesia are much stronger economies today than they were two years ago, when both were part of the “fragile five” emerging markets at the most risk of a crisis.

We are encouraged by the direction of economic reforms in Asia, though the pace of their rollouts has been slow. India’s failure to deliver any meaningful overhauls after the landmark 2014 election has disappointed many investors. Though India is the world’s fastest-growing major economy, it is far from reaching its potential and a corporate earnings recovery there remains elusive. We need to see corporate earnings growth to justify the premium valuations in Indian stocks. Reform in China has also been slower than expected. China’s government won plaudits for taking steps to stabilize its economy early this year, but its reliance on credit-driven growth has raised fears that the latest upswing will create more problems down the road. As long as China puts off doing any of the tougher measures needed for sustainable growth—mainly deleveraging its financial system and downsizing industries stuck with excess capacity—we believe that growth will grind lower for years.

Over the long term, we are confident that rising demand driven by Asia’s growing middle class will spur strong growth for many years, particularly for companies and industries exposed to domestic consumption. Despite slowing headline gross domestic product growth in many countries, we continue to find opportunities in businesses that are adjusting to lower revenue growth, taking share in their respective markets, demonstrating innovation, and generating value for shareholders. We believe that our focus on fundamental analysis and prudent stock selection, combined with our global research capabilities and long history of investing in Asia, will allow us to keep finding these companies and deliver solid returns for your fund over time.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Anh Lu
Portfolio manager and chairman of the fund’s Investment Advisory Committee

May 15, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing its investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

MSCI All Country Asia ex Japan Index: An index that measures equity market performance of developed and emerging countries in Asia, excluding Japan.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/16
Tencent, China	5.7%
AIA Group, Hong Kong	5.4
Taiwan Semiconductor Manufacturing Co., Taiwan	5.3
HDFC Bank, India	4.0
Cheung Kong Property Holdings, Hong Kong	2.9
Samsung Electronics, South Korea	2.6
Infosys, India	2.2
Delta Electronics, Taiwan	2.2
NAVER, South Korea	2.1
President Chain Store, Taiwan	1.8
BDO Unibank, Philippines	1.8
Techtronic Industries, Hong Kong	1.8
Samsonite International, Hong Kong	1.8
JD.com, China	1.8
ComfortDelGro, Singapore	1.8
Hyundai Mobis, South Korea	1.7
Dr. Reddy's Laboratories, India	1.6
CK Hutchison Holdings, Hong Kong	1.6
ICICI Bank, India	1.6
Tata Consultancy, India	1.5
Ambuja Cements, India	1.4
Standard Chartered, United Kingdom	1.4
Weifu High-Technology, China	1.3
KT, South Korea	1.3
KT&G, South Korea	1.3
Total	57.9%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Investor Class

	6 Months Ended 4/30/16	Year Ended 10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
NET ASSET VALUE						
Beginning of period	$ 15.60	$ 17.73	$ 16.81	$ 16.26	$ 17.91	$ 19.31
Investment activities						
Net investment income (loss)(1)	(0.02)	0.16	0.17	0.17	0.18	0.20
Net realized and unrealized gain / loss	(0.24)	(1.48)	1.45	0.77	1.05	(1.36)
Total from investment activities	(0.26)	(1.32)	1.62	0.94	1.23	(1.16)
Distributions						
Net investment income	(0.20)	(0.16)	(0.15)	(0.16)	(0.15)	(0.09)
Net realized gain	–	(0.65)	(0.55)	(0.23)	(2.73)	(0.15)
Total distributions	(0.20)	(0.81)	(0.70)	(0.39)	(2.88)	(0.24)
NET ASSET VALUE						
End of period	**$ 15.14**	**$ 15.60**	**$ 17.73**	**$ 16.81**	**$ 16.26**	**$ 17.91**

Ratios/Supplemental Data

Total return(2)	**(1.67)%**	**(7.52)%**	**10.15%**	**5.81%**	**9.98%**	**(6.07)%**
Ratio of total expenses to average net assets	0.97%(3)	0.94%	0.94%	0.93%	0.95%	0.96%
Ratio of net investment income (loss) to average net assets	(0.26)%(3)	0.94%	1.04%	1.05%	1.15%	1.07%
Portfolio turnover rate	16.3%	53.2%	58.5%	49.4%	41.1%	68.1%
Net assets, end of period (in millions)	$ 2,509	$ 2,768	$ 4,293	$ 4,699	$ 4,518	$ 4,122

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares	$ Value
CHINA 26.2%		
Common Stocks 23.8%		
58.com, ADR (USD) (1)(2)	610,100	33,342
AAC Technologies Holdings (HKD)	2,420,000	16,760
Alibaba Group Holding, ADR (USD) (2)	404,251	31,103
Anhui Conch Cement, H Shares (HKD) (1)	6,336,500	16,701
Autohome, ADR (USD) (1)(2)	329,700	9,746
Baidu, ADR (USD) (2)	167,102	32,468
China Mengniu Dairy (HKD)	14,075,000	23,801
China Overseas Land & Investment (HKD)	9,494,000	30,121
China Pacific Insurance, H Shares (HKD)	5,572,000	19,552
China Resources Power Holdings (HKD)	16,512,000	27,717
CSPC Pharmaceutical (HKD)	13,546,000	11,937
ENN Energy Holdings (HKD)	5,230,000	25,467
Haier Electronics (HKD)	13,275,000	22,125
Hengan International Group (HKD)	2,861,000	25,523
JD.com, ADR (USD) (2)	1,746,800	44,648
Ozner Water International Holding (HKD) (1)(2)	34,934,000	5,816
Sino Biopharmaceutical (HKD)	36,121,000	25,623
TAL Education, ADR (USD) (1)(2)	133,700	7,736
Tencent Holdings (HKD)	7,121,500	144,512
TravelSky Technology, H Shares (HKD)	9,438,000	17,534
Tsingtao Brewery, H Shares (HKD)	3,348,000	12,656
Vipshop Holdings, ADR (USD) (2)	804,800	10,977
Weifu High-Technology, B Shares (HKD)	1,404,946	2,964
Zhongsheng Group Holdings (HKD)	520,000	267
		599,096
Common Stocks - China A shares 2.4%		
Kweichow Moutai (CNH)	754,620	29,113
Weifu High-Technology (3)	10,952,469	30,963
		60,076
Total China (Cost $563,773)		659,172

HONG KONG 19.7%

Common Stocks 19.7%		
AIA Group	22,646,200	136,048
ASM Pacific Technology	1,299,600	9,357
BOC Hong Kong Holdings	6,593,000	19,719
Cheung Kong Property Holdings	10,486,212	71,986
CK Hutchison Holdings	3,332,712	39,936
HKBN	11,877,500	14,608
Hongkong & Shanghai Hotels	10,278,500	12,257
Hongkong Land Holdings (USD)	5,134,500	32,604
HSBC Holdings	2,594,800	17,328
Jardine Matheson Holdings (USD)	520,900	28,806
Pacific Textiles	13,946,000	17,943
Samsonite International	14,114,100	45,489
Techtronic Industries	12,188,000	45,880
Trinity	30,520,000	3,187
Total Hong Kong (Cost $415,414)		495,148

INDIA 15.7%

Common Stocks 15.7%		
Ambuja Cements	10,556,895	35,150
Cummins India	738,338	9,852
Dr. Reddy's Laboratories	869,308	40,444
HDFC Bank	4,975,915	101,649
ICICI Bank	10,965,577	39,280
Infosys	3,035,857	55,206
ITC	4,632,887	22,742
NTPC Limited	13,193,921	27,778
Shriram Transport Finance	1,756,787	25,286
Tata Consultancy	961,509	36,821
Total India (Cost $318,427)		394,208

INDONESIA 1.3%

Common Stocks 1.3%		
Bank Central Asia	30,593,500	30,273
Hero Supermarket (2)	41,741,400	3,798
Total Indonesia (Cost $40,055)		34,071

PHILIPPINES 2.9%

Common Stocks 2.9%		
Ayala Land	36,792,000	27,189
BDO Unibank	21,661,950	46,200
Total Philippines (Cost $58,580)		73,389

SINGAPORE 3.6%

Common Stocks 3.6%		
ComfortDelGro	20,654,800	44,386
DBS Group	2,749,800	31,243
Singapore Post	12,418,000	14,497
Total Singapore (Cost $94,761)		90,126

SOUTH KOREA 12.4%

Common Stocks 12.4%		
GS Retail	49,758	2,337
Hyundai Mobis	185,739	42,465
KT	1,056,342	28,748
KT, ADR (USD)	345,100	4,697
KT&G	308,915	33,348
LIG Nex1	157,311	12,329
NAVER	88,724	52,717
Osstem Implant (2)	328,710	20,656
POSCO	86,512	18,261
Samsung Electronics	60,628	66,247

UNITED KINGDOM 1.4%		
Common Stocks 1.4%		
Standard Chartered	4,344,631	35,048
Total United Kingdom (Cost $37,194)		35,048
SHORT-TERM INVESTMENTS 2.1%		
Money Market Funds 2.1%		
T. Rowe Price Reserve Investment Fund, 0.31% (4)(5)	53,452,851	53,453
Total Short-Term Investments (Cost $53,453)		53,453
SECURITIES LENDING COLLATERAL 0.6%		
Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank 0.6%		
Short-Term Funds 0.6%		
T. Rowe Price Short-Term Reserve Fund, 0.34% (4)(5)	1,582,013	15,820
Total Investments through Securities Lending Program with JPMorgan Chase Bank		15,820
Total Securities Lending Collateral (Cost $15,820)		15,820
Total Investments in Securities		
100.2% of Net Assets (Cost $2,141,223)		$ 2,522,065

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Shares are denominated in the currency of the country presented unless otherwise noted.
(1) All or a portion of this security is on loan at April 30, 2016 -- total value of such securities at period-end amounts to $15,213. See Note 3.
(2) Non-income producing
(3) China A shares held through the QFII are subject to certain restrictions. See Note 3.
(4) Seven-day yield
(5) Affiliated Company
ADR American Depository Receipts
CNH Offshore China Renminbi
HKD Hong Kong Dollar
NVDR Non-Voting Depository Receipts

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $2,141,223)	$ 2,522,065
Receivable for investment securities sold	18,270
Foreign currency (cost $1,725)	1,674
Dividends receivable	1,343
Cash	388
Receivable for shares sold	292
Due from affiliates	1
Other assets	10,569
Total assets	2,554,602
Liabilities	
Obligation to return securities lending collateral	15,820
Payable for investment securities purchased	9,880
Investment management fees payable	1,651
Payable for shares redeemed	1,480
Due to affiliates	231
Other liabilities	8,425
Total liabilities	37,487
NET ASSETS	$ 2,517,115
Net Assets Consist of:	
Accumulated net investment loss	$ (4,792)
Accumulated undistributed net realized loss	(90,809)
Net unrealized gain	380,167
Paid-in capital applicable to 166,272,534 shares of $0.01 par value capital stock outstanding; 9,000,000,000 shares of the Corporation authorized	2,232,549
NET ASSETS	$ 2,517,115

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

			6 Months Ended 4/30/16
Investment Income (Loss)			
Income			
Dividend (net of foreign taxes of $1,289)			$ 8,910
Securities lending			112
Interest			2
Total income			9,024
Expenses			
Investment management			9,994
Shareholder servicing			
Investor Class	$	1,614	
I Class		1	1,615
Prospectus and shareholder reports			
Investor Class		83	
I Class		1	84
Custody and accounting			342
Registration			38
Legal and audit			140
Directors			6
Miscellaneous			83
Waived / paid by Price Associates			(2)
Total expenses			12,300
Net investment loss			(3,276)
Realized and Unrealized Gain / Loss			
Net realized gain (loss)			
Securities			6,216
Foreign currency transactions			140
Net realized gain			6,356
Change in net unrealized gain / loss			
Securities			(55,174)
Other assets and liabilities denominated in foreign currencies			(74)
Change in net unrealized gain / loss			(55,248)
Net realized and unrealized gain / loss			(48,892)
DECREASE IN NET ASSETS FROM OPERATIONS			$ (52,168)

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 4/30/16	Year Ended 10/31/15
Increase (Decrease) in Net Assets		
Operations		
Net investment income (loss)	$ (3,276)	$ 38,209
Net realized gain (loss)	6,356	(89,046)
Change in net unrealized gain / loss	(55,248)	(339,362)
Decrease in net assets from operations	(52,168)	(390,199)
Distributions to shareholders		
Net investment income		
Investor Class	(34,679)	(38,221)
Net realized gain		
Investor Class	–	(155,269)
Decrease in net assets from distributions	(34,679)	(193,490)
Capital share transactions*		
Shares sold		
Investor Class	86,988	914,338
I Class	9,243	–
Distributions reinvested		
Investor Class	29,744	148,020
Shares redeemed		
Investor Class	(288,452)	(2,003,306)
I Class	(1,625)	–
Redemption fees received	13	116
Decrease in net assets from capital share transactions	(164,089)	(940,832)
Net Assets		
Decrease during period	(250,936)	(1,524,521)
Beginning of period	2,768,051	4,292,572
End of period	**$ 2,517,115**	**$ 2,768,051**
Undistributed (accumulated) net investment income (loss)	(4,792)	33,163

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The New Asia Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in Asia (excluding Japan). The fund has two classes of shares: the New Asia Fund original share class, referred to in this report as the Investor Class, incepted on September 28, 1990, and the New Asia Fund -I Class (I Class), incepted on December 17, 2015. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions, if any, are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2016:

There were no material transfers between Levels 1 and 2 during the six months ended April 30, 2016.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging market countries; at period-end, approximately 72% of the fund’s net assets were invested in emerging markets. Emerging markets generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities.

China A shares The fund invests in certain Chinese equity securities (A shares) that have limited availability to investors outside of China. The fund gains access to the A-share market either through the Shanghai-Hong Kong Stock Connect program (Stock Connect) or through a wholly owned subsidiary of Price Associates, which serves as the registered Qualified Foreign Institutional Investor (QFII) for all participating T. Rowe Price-sponsored products (each a participating account). Related to A shares held through the QFII, investment decisions are specific to each participating account, and each account bears the economic consequences of its holdings and transactions in A shares. Further, the fund’s ability to repatriate cash associated with its A shares held through the QFII is subject to certain restrictions and administrative processes involving the Chinese government; consequently, the fund may experience substantial delays in gaining access to its assets or incur a loss of value in the event of noncompliance with governmental requirements. A shares acquired through the QFII are valued using the onshore renminbi exchange rate (CNY), and those acquired through Stock Connect are valued using the offshore renminbi exchange rate (CNH). CNY and CNH exchange rates may differ; accordingly, A shares of the same issue purchased through different channels may not have the same U.S. dollar value. Generally, the fund is not subject to capital gain tax related to its A share investments.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan.

Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At April 30, 2016, the value of loaned securities was $15,213,000; the value of cash collateral and related investments was $15,820,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $408,728,000 and $655,872,000, respectively, for the six months ended April 30, 2016.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of October 31, 2015, the fund had $56,704,000 of available capital loss carryforwards.

At April 30, 2016, the cost of investments for federal income tax purposes was $2,171,021,000. Net unrealized gain aggregated $350,369,000 at period-end, of which $554,336,000 related to appreciated investments and $203,967,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax, and capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2016, the fund had no deferred tax liability attributable to foreign securities and $21,741,000 of foreign capital loss carryforwards, all of which expire in 2022.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2016, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, borrowing-related expenses, taxes, brokerage commissions, and extraordinary expenses, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until February 28, 2018, and may be renewed, revised or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit. However, no repayment will be made more than three years after the date of a payment or waiver. Pursuant to this agreement, $2,000 of expenses were waived/paid by Price Associates during the six months ended April 30, 2016, and remain subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the six months ended April 30, 2016, expenses incurred pursuant to these service agreements were $24,000 for Price Associates; $770,000 for T. Rowe Price Services, Inc.; and $61,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control.

Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2016, the fund was allocated $74,000 of Spectrum Funds’ expenses, of which $49,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. Approximately $1,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2016, approximately 5% of the outstanding shares of the Investor Class were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of April 30, 2016, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 16,523 shares of the I Class, representing 3% of the I Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended April 30, 2016, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreements

On March 11, 2016, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreements (Subadvisory Contracts) that the Advisor has entered into with T. Rowe Price International Ltd and T. Rowe Price Hong Kong Limited (Subadvisors) on behalf of the fund. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contracts, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisors
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisors. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisors’ senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisors.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisors) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisors may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to a expense limitation agreed to by the Advisor with respect to the I Class). Under the Subadvisory Contracts, the Advisor may pay each Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and I Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds. The information also indicated that the total expense ratio (for both classes) was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business, and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account, and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contracts
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contracts. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contracts (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date June 16, 2016